ANNUAL REPORT

[WORLD MAP GRAPHIC]

March 31, 1999

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.


[FRANKLIN TEMPLETON LOGO(R)]
FRANKLIN(R) TEMPLETON(R)

PAGE


[PICTURE OF J. MARK MOBIUS APPEARS HERE]


J. MARK MOBIUS, PH.D.
President
Templeton Vietnam and
Southeast Asia Fund, Inc.



Dr. Mobius has been living in emerging market countries since earning his Ph.D. in economics and political science at Massachusetts Institute of Technology in 1964. During his extensive travels, he has acquired a thorough knowledge of business practices and customs unique to developing nations.

PAGE

SHAREHOLDER LETTER

-------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC. SEEKS LONG-TERM CAPITAL APPRECIATION. UNDER NORMAL MARKET CONDITIONS, THE FUND INVESTS IN THE EQUITY AND DEBT SECURITIES OF REGION COUNTRY ISSUERS. REGION COUNTRIES CURRENTLY INCLUDE VIETNAM, CHINA, HONG KONG, INDIA, INDONESIA, MALAYSIA, MYANMAR, THE PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, AND THAILAND. ON APRIL 23, 1998, SHAREHOLDERS APPROVED A CHANGE IN THE FUND'S NAME AND INVESTMENT POLICIES. THESE CHANGES ARE DESCRIBED IN MORE DETAIL LATER IN THIS REPORT. BEFORE THAT DATE, THE FUND'S NAME WAS TEMPLETON VIETNAM OPPORTUNITIES FUND, INC.
-------------------------------------------------------------------------------

Dear Shareholder:

This annual report of Templeton Vietnam and Southeast Asia Fund, Inc. covers the fiscal year ended March 31, 1999. At the start of the reporting period, many Southeast Asian equity markets were performing well. However, by late spring, most of them declined as the Japanese yen sank in value against the U.S. dollar, making high-quality Japanese exports more affordable, and diminishing global demand for products from other Southeast Asian countries. Equity markets in some of these nations fell


CONTENTS

Shareholder Letter ............      1

Recent Changes Affecting
the Fund's Operations .........      6

Important Notice
to Shareholders ...............      9

Performance Summary ...........     11

Financial Highlights &
Statement of Investments ......     12

Financial Statements ..........     17

Notes to Financial
Statements ....................     20

Independent Auditor's Report ..     24


[PYRAMID]

FUND CATEGORY

Global
Growth
Growth & Income
Income
Tax-Free Income


You will find a complete listing of the Fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 13 of this report.



PAGE

PORTFOLIO BREAKDOWN
Based on Total Net Assets
3/31/99

[PIE CHART APPEARS HERE]

[THIS CHART SHOWS IN PIE CHART FORMAT THE PORTFOLIO BREAKDOWN OF SECURITIES TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND ON MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]

Equities                               98.1%
Short-Term Investments & Other Assets   1.9%


even lower than they had been after the 1997 Thai baht devaluation, and in June, the U.S. and Japanese governments intervened to halt the yen's decline.

In August, speculative attacks against the Hong Kong dollar and Chinese renminbi increased as Russia's economic debacle led to declines in stock markets around the world. Investor concerns about the global economy were further aggravated in September when Malaysia implemented strict new currency controls. By October, the U.S. and other Group of Seven member nations(1) cut interest rates, strengthening many Asian currencies against the U.S. dollar and leading to a fall rally in some of the region's stock markets. South Korea and Thailand, in particular, experienced substantial market gains. However, by the end of 1998, many Asian markets began to reflect investors' fears about Brazil's possible devaluation of its currency, the real. But the Hong Kong Monetary Authority's dollar peg helped minimize the effect of renewed currency speculation there, and concerns about the Chinese renminbi were alleviated by statements of the Chinese government that the currency would not be devalued.

Due to the magnitude of market declines from March to August of 1998, the Morgan Stanley Capital International(R) All Country (MSCI AC) Far East Ex-Japan Free Index posted a total return of -8.41% for the 12 months under review.(2) As shown in the Performance Summary on page 11, the Fund posted a -15.88% one-year cumulative total return in market-price terms, and


1. The member nations of the Group of Seven, or "G7," are the U.S., Germany, Japan, France, the U.K., Italy and Canada.

2. Source: Standard & Poor's(R) Micropal. We are introducing the unmanaged MSCI AC Far East Ex-Japan Free Index, which measures the performance of stocks in 8 Far East countries, excluding Japan, because we believe its composition provides an appropriate comparison to the Fund's current portfolio. Index includes reinvested dividends. One cannot invest in an index, nor is an index representative of the Fund's portfolio.


2

PAGE


-4.30% in net asset value terms for the same period. However, during the latter part of the reporting period, the Fund's performance improved substantially, and it delivered a +33.73% cumulative total return in market-price terms and +42.53% in net asset value terms for the six months ended March 31, 1999. The MSCI AC Far East Ex-Japan Free Index delivered a +48.89% return for the same period.

At the end of the reporting period, 98.1% of the Fund's total net assets were invested in equities, with 1.9% in short-term investments and other assets. Among the equity positions, 15.8% were direct investments in Vietnam held through companies domiciled in Hong Kong and Singapore. Thailand remained the Fund's largest country weighting, and although the value of many of the Fund's holdings there fell during the reporting period, our position in Siam Cement Public Co. Ltd., a building materials and components company, gained 44.5% during the year under review(3). Market volatility, noted previously, and the newly expanded scope of the Fund's investment policy, helped us to discover several companies with significant growth potential, and we purchased shares of Korea Electric Power Corp., South Korea's electric utility monopoly, which could benefit from that country's economic reforms and privatization efforts.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
3/31/99

[THIS CHART SHOWS THE GEOGRAPHIC DISTRIBUTION IN BAR FORMAT OF TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND ON MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]

[BAR GRAPH]

Thailand                 28.6%
Vietnam                  15.8%
Singapore                15.0%
Hong Kong                10.3%
Indonesia                 8.7%
Philippines               6.5%
Malaysia                  5.2%
China                     3.5%
South Korea               3.2%
India                     1.3%
Short-Term Investments
& Other Assets            1.9%



*These are direct investments made through companies domiciled in Hong Kong and Singapore.

3. Source: Bloomberg. Total return is measured in U.S. dollars and includes reinvested dividends.


                                                                               3

PAGE

[THIS TABLE LISTS THE TOP 10 HOLDINGS*, INCLUDING INDUSTRY AND COUNTRY OF ORIGIN, OF TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND AS OF MARCH 31, 1999, BASED ON TOTAL NET ASSETS.]

  TOP 10 HOLDINGS*
  3/31/99


  COMPANY                        % OF TOTAL
  INDUSTRY, COUNTRY              NET ASSETS
  -----------------------------------------
  HEA Holdings Ltd.
  Real Estate, Vietnam
  (direct investment)              9.0%

  Siam Cement Public Co. Ltd.
  Building Materials &
  Components, Thailand             8.8%

  Indotel Ltd.
  Leisure & Tourism, Vietnam
  (direct investment)              6.8%

  PT Gudang Garamm
  Beverages & Tobacco,
  Indonesia                        4.1%

  Thai Farmers Bank
  Public Co. Ltd.
  Banking, Thailand                3.6%

  Natsteel Ltd.
  Metals & Mining, Singapore       3.2%

  China Resources
  Enterprises Ltd.
  Multi-Industry, China            3.0%

  Korea Electric Power Corp.
  Utilities Electrical &
  Gas, South Korea                 2.8%

  Siam Commercial
  Bank Ltd., fgn.
  Banking, Thailand                2.7%

  Bangkok Bank Public Co. Ltd.
  Banking, Thailand                2.7%



* Does not include investments in fixed-income securities, and short-term investments and other assets.


Looking forward, we are optimistic about long-term prospects for Southeast Asia, and Templeton Vietnam and Southeast Asia Fund, Inc. In our opinion, Asia's recovery will proceed country by country, with those assuming the most proactive reforms garnering the greatest investment. In fact, some Southeast Asian equity markets such as South Korea and the Philippines, had already advanced by the close of the reporting period. In Vietnam, the government must eliminate bureaucratic corruption and promote a more transparent financial system, if the country is to succeed in establishing a public securities exchange. And although the outlook for mainland Chinese companies remains uncertain, volatility in the Hong Kong equity market has presented what we consider to be attractive valuations.

Investing in Vietnam and Southeast Asia involves special considerations including risks relating to direct investments, as well as the risks associated with investing in an emerging market. These risks include adverse economic, social and political developments, the absence of an organized stock exchange in Vietnam, reduced liquidity of emerging markets, and greater currency volatility. For example, Hong Kong's equity market has increased 978% in the last 15 years, but has suffered 5 declines of more than 20% during that time.(4) Investing in any emerging market means accepting a certain amount of market volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. Investment in the Fund should be considered speculative.


4. Source: Bloomberg. Based on quarterly percentage price change over 15 years ended March 31, 1999. Market return is measured in Hong Kong dollars and does not include reinvested dividends.


4

PAGE

Please remember that this discussion reflects our views, opinions and portfolio holdings as of March 31, 1999, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy.

Thank you for investing in Templeton Vietnam and Southeast Asia Fund, Inc. We appreciate your support, welcome your comments, and look forward to serving you in the future.


Sincerely,


/s/J. MARK MOBIUS
----------------------------------
J. Mark Mobius, Ph.D.
President
Templeton Vietnam and Southeast Asia Fund, Inc.


                                                                               5


PAGE


RECENT CHANGES AFFECTING
THE FUND'S OPERATIONS


CHANGE OF NAME AND INVESTMENT POLICIES. At the Annual Meeting of Shareholders convened on March 31, 1998 and adjourned to April 23, 1998, the shareholders of the Fund approved a proposal to change the name of the Fund from "Templeton Vietnam Opportunities Fund, Inc." to "Templeton Vietnam and Southeast Asia Fund, Inc." and to amend the Fund's investment policies to enable the Fund to invest more broadly in countries located in Southeast Asia, while continuing to focus its investment program, to the extent feasible, on Vietnam. These changes were implemented effective April 24, 1998.

The Fund's investment goal is long-term capital appreciation. As recently revised with the approval of shareholders, the Fund's investment policies, under normal market conditions, are to invest at least 65 percent of its assets in equity and debt securities of companies (i) that are organized under the laws of, or have a principal office in, Vietnam or other Southeast Asian countries (the "Region Countries"); (ii) for which the principal equity securities trading market is a Region Country; or (iii) that derive at least 50 percent of their revenues or profits from goods produced or sold, investments made, or services performed in a Region Country, or have at least 50 percent of their assets invested in a Region Country (collectively, "Region Country Issuers"). For purposes of these investment policies, Region Countries include Vietnam, China, Hong Kong, India, Indonesia, Malaysia, Myanmar, the Philippines, Singapore, South Korea, Taiwan and Thailand, as well as any other countries in the same geographic region that may be approved for investment by the Board of Directors in the future.

The Fund invests in equity and debt securities of Region Country Issuers as appropriate opportunities arise. In seeking to invest at least 65 percent of its assets in Region Country Issuers, the Fund's focus is to invest in equity and debt securities of Vietnam Issuers to the extent attractive investment opportunities are available. A "Vietnam Issuer"


                                        6

PAGE

is a company (i) that is organized under the laws of, or has a principal office in, Vietnam; (ii) for which the principal equity securities trading market is in Vietnam; or (iii) that derives at least 50 percent of its revenues or profits from goods produced or sold, investments made, or services performed in Vietnam or that has at least 50 percent of its assets invested in Vietnam. To the extent that the investment manager is unable to find Vietnam Issuers that it considers attractive investment opportunities for the Fund, the Fund's assets will be invested in equity and debt securities of other Region Country Issuers. The amount invested in any one Region Country at any time will depend on market conditions and the investment manager's assessment of available investments. The Fund will not be limited in the percentage of its assets that can be invested in any one Region Country. It is anticipated, but there can be no assurance, that the Fund may eventually have a significant portion of its assets invested in securities of Vietnam Issuers.

The adoption of these policies does not lower the Fund's risk profile. The risks of investing in the Southeast Asia region are similar in many respects to the risks of investing in Vietnam. The markets in which the Fund invests are volatile, and the Fund's investments are subject to the risk of currency fluctuation and local political, economic and social conditions. Recent currency and economic crises in several Asian countries have had a severe impact on many Asian stock markets. The Fund will continue to be subject to the risks of investing in foreign markets generally, and to the added risks of investing in emerging markets. Additional risks of investment in emerging markets include:
(i) a lower level of social, political and economic stability; (ii) the smaller size and lower volume of trading in the securities markets in such countries, which may result in a lack of liquidity and in greater price volatility; (iii) certain foreign national policies that may restrict the Fund's investment opportunities, including restrictions on investments in issuers or industries deemed sensitive to national interests, or expropriation or confiscation of assets or property, which could result in the Fund's loss of its entire


                                                                               7

PAGE

investment in that market; (iv) less developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (v) higher rates of inflation; (vi) differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about certain issuers; (vii) the fact that statistical information regarding the economy of certain countries may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (viii) less extensive regulation of securities markets; and
(ix) risks regarding the maintenance of Fund portfolio securities and cash with foreign subcustodians and depositories. An investment in the Fund should continue to be viewed as speculative.

VOLUNTARY MANAGEMENT FEE WAIVER. In the light of the changes to the Fund's investment policies and its reduced asset level, the investment manager has put into effect a voluntary fee waiver that reduces the Fund's investment management fee from 1.5% to 1.35% of the Fund's average weekly net assets, effective August 1, 1998. This fee waiver may be terminated upon notice to the Board of Directors. The Fund's total return will benefit to the extent of such voluntary fee waiver so long as it remains in effect.



                                                                               8

PAGE


IMPORTANT NOTICE TO SHAREHOLDERS

Year 2000 Issue. Like all investment companies, the Fund's business operations depend on a worldwide network of computer systems that contain date fields. Many of the systems currently use a two digit date field to represent the date, and these systems must be changed or modified to enable them to distinguish the Year 1900 from the Year 2000 (commonly referred to as the Year 2000 problem).

When the Year 2000 arrives, the Fund's operations could be adversely affected if the computer systems used by any of the parties who service the Fund or with which it does business are not Year 2000 ready. The Fund could experience difficulties in effecting transactions if any of its foreign subcustodians, or if foreign broker-dealers or foreign markets are not ready for Year 2000.

When evaluating current and potential portfolio positions, Year 2000 is one of the factors the Fund's investment manager considers. The investment manager will rely upon public filings and other statements made by companies about their Year 2000 readiness. Issuers in countries outside the U.S., particularly in emerging markets, may be more susceptible to Year 2000 risks and there may be less public disclosure of these factors. The investment manager, of course, cannot audit each company and its major suppliers to verify their Year 2000 readiness.

The Fund's ability to reduce the effects of the Year 2000 problem is also very much dependent upon the efforts of third parties over which the Fund and its investment manager may have no control.


                                                                               9

PAGE


If a company in which the Fund is invested is adversely affected by Year 2000 problems, it is likely that the price of its securities will also be adversely affected. A decrease in the value of one or more of the Fund's portfolio holdings will have a similar impact on the Fund's performance.

Franklin Resources, Inc. (Resources) established a Year 2000 Project Team in 1996. This team has already made most of the changes necessary to make the computer systems that service the Fund and its shareholders Year 2000 compliant and continues to seek reasonable assurances from all suppliers that they will be Year 2000 compliant on a timely basis. Resources is refining a contingency plan of procedures to follow (where feasible) in the event of the failure of any mission critical systems. However, in an operation as complex and geographically distributed as Resources' business, the alternatives to use of normal systems, especially mission critical systems, or supplies of electricity or long distance voice and data lines are limited.


                                                                              10

PAGE


PERFORMANCE SUMMARY AS OF 3/31/99

Distributions will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. Past distributions are not indicative of future trends. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases.


PRICE INFORMATION (4/1/98 - 3/31/99)

                                CHANGE         3/31/99   3/31/98
----------------------------------------------------------------
Net Asset Value                  -$0.39           $8.68    $9.07
Market Price (NYSE)            -$1.3125         $6.9375  $8.2500

PERFORMANCE

                                                        INCEPTION
                                   1-YEAR     3-YEAR      (9/8/94)
-----------------------------------------------------------------
Cumulative Total Return(1)
         Based on change in
         net asset value           -4.30%    -34.39%   -32.82%
         Based on change in
         market price             -15.88%    -43.87%   -49.51%
Average Annual Total Return(2)
         Based on change in
         net asset value           -4.30%    -13.11%    -8.35%
         Based on change in
         market price             -15.88%    -17.51%   -13.91%

Past performance is not predictive of future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.


Effective August 1, 1998, the Fund's Investment Manager has agreed to reduce its fees to 1.35% of the Fund's average weekly net assets. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors. From October 1, 1994 through September 30, 1995, additional fee waivers increased the Fund's total return. Without these reductions, the Fund's total return would have been lower.

Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. In addition, the Fund's direct equity investments may involve a high degree of business and financial risk, as well as risks posed by the illiquidity of these investments due to the absence of a public trading market. You may have a gain or loss when you sell your shares.



                                                                              11

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Highlights

                                                                                    YEAR ENDED MARCH 31,
                                                              ----------------------------------------------------------------
                                                                1999          1998          1997          1996         1995+
                                                                ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)
Net asset value, beginning of year......................         $9.07        $14.05        $13.91        $13.09        $14.10
                                                              ----------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)...........................          (.08)          .09           .29           .36           .13
 Net realized and unrealized gains (losses).............          (.31)        (4.86)          .21           .91         (1.00)
                                                              ----------------------------------------------------------------
Total from investment operations........................          (.39)        (4.77)          .50          1.27          (.87)
                                                              ----------------------------------------------------------------
Underwriting expenses deducted from capital.............            --            --            --            --          (.09)
Tender offer expenses deducted from capital.............            --          (.04)           --            --            --
                                                              ----------------------------------------------------------------
Less distributions from:
 Net investment income..................................            --          (.13)         (.31)         (.38)         (.05)
 Net realized gains.....................................            --          (.03)         (.05)         (.07)           --
 Tax return of capital..................................            --          (.01)           --            --            --
                                                              ----------------------------------------------------------------
Total distributions.....................................            --          (.17)         (.36)         (.45)         (.05)
                                                              ----------------------------------------------------------------
Net asset value, end of year............................         $8.68         $9.07        $14.05        $13.91        $13.09
                                                              ================================================================
Total Return*
 Based on market value per share........................      (15.88)%      (25.14)%      (10.87)%        22.11%      (26.33)%
 Based on net asset value per share.....................       (4.30)%      (34.10)%         4.03%         9.80%       (6.74)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).........................       $40,615       $42,437      $113,214      $112,073      $105,306
Ratios to average net assets:
 Expenses...............................................         3.12%         2.23%         1.82%         1.47%         1.72%**
 Expenses excluding waiver and payments by affiliates...         3.22%         2.23%         1.82%         1.47%         1.72%**
 Net investment income (loss)...........................       (1.06)%          .91%         2.04%         2.62%         1.81%**
Portfolio turnover rate.................................        20.56%        89.42%        20.16%         4.01%        11.77%

*Total return is not annualized.
**Annualized.
+For the period September 8, 1994 (commencement of operations) to March 31,
1995.
                       See Notes to Financial Statements.
 12

PAGE


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS 82.3%
APPLIANCES & HOUSEHOLD DURABLES
Shenzhen Konka Electronic Group Co. Ltd., B.................        China              12,903    $     7,975
                                                                                                 -----------
AUTOMOBILES .5%
Cycle & Carriage Ltd. ......................................      Singapore             3,000         12,670
Oriental Holdings Bhd. .....................................       Malaysia           111,000        175,263
                                                                                                 -----------
                                                                                                     187,933
                                                                                                 -----------
BANKING 14.3%
*Bangkok Bank Public Co. Ltd. ..............................       Thailand           795,800      1,091,008
Overseas Chinese Banking Corp. Ltd., fgn. ..................      Singapore            36,000        236,911
Philippine Commercial International Bank Inc. ..............     Philippines          100,000        565,161
*Philippine National Bank...................................     Philippines           75,000        103,548
Public Bank Bhd., fgn. .....................................       Malaysia         1,112,000        626,232
*Siam Commercial Bank Ltd., fgn. ...........................       Thailand         1,903,464      1,114,767
*Thai Farmers Bank Public Co. Ltd. .........................       Thailand           925,750      1,380,061
*Thai Farmers Bank Public Co. Ltd., fgn. ...................       Thailand            34,250         69,293
*Thai Military Bank Ltd., fgn. .............................       Thailand         1,223,900        276,937
United Overseas Bank Ltd., fgn. ............................      Singapore            52,000        324,906
                                                                                                 -----------
                                                                                                   5,788,824
                                                                                                 -----------
BEVERAGES & TOBACCO 9.5%
Asia Pacific Breweries Ltd. ................................      Singapore            31,000         66,358
British American Tobacco Co. Ltd. ..........................      Singapore           235,000        565,577
Carnaudmetalbox Asia Ltd. ..................................      Singapore           170,000        216,373
Fraser and Neave Ltd. ......................................      Singapore           131,000        466,098
PT Gudang Garamm............................................      Indonesia         1,262,000      1,676,605
Rothmans Industries Ltd. ...................................      Singapore           163,000        839,283
*Tsingtao Brewey Co. Ltd., H................................        China             156,000         14,695
                                                                                                 -----------
                                                                                                   3,844,989
                                                                                                 -----------
BUILDING MATERIALS & COMPONENTS 9.0%
PT Semen Gresik (Persero)...................................      Indonesia             7,627          8,528
*Siam Cement Public Co. Ltd. ...............................       Thailand           224,849      3,136,453
Siam Cement Public Co. Ltd., fgn. ..........................       Thailand            22,251        450,173
*Southeast Asia Cement Holdings Inc. .......................     Philippines        5,550,000         74,477
                                                                                                 -----------
                                                                                                   3,669,631
                                                                                                 -----------
CHEMICALS 1.8%
*PT Unggul Indah Corp. .....................................      Indonesia         3,449,600        437,413
Reliance Industries Ltd., GDR...............................        India              10,900         67,035
Shanghai Petrochemical Co. Ltd., H..........................        China             766,000         85,995
*Thai Petrochemical Industry Public Co. Ltd., fgn. .........       Thailand         1,138,000        154,500
                                                                                                 -----------
                                                                                                     744,943
                                                                                                 -----------
CONSTRUCTION & HOUSING 3.2%
Italian-Thai Development Public Co. Ltd., fgn. .............       Thailand           387,100        721,336
YTL Corp. Bhd. .............................................       Malaysia           473,000        587,516
                                                                                                 -----------
                                                                                                   1,308,852
                                                                                                 -----------

                                                                              13

PAGE


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
ELECTRICAL & ELECTRONICS .4%
G P Batteries International Ltd. ...........................      Singapore             7,000    $    10,246
Samsung Display Devices Ltd. ...............................     South Korea            2,960        145,467
                                                                                                 -----------
                                                                                                     155,713
                                                                                                 -----------
ENERGY SOURCES
Petron Corp. ...............................................     Philippines           20,000          2,245
                                                                                                 -----------
FOOD & HOUSEHOLD PRODUCTS 4.1%
Boustead Holdings Bhd. .....................................       Malaysia             8,000          6,232
*Charoen Pokphand Feedmill Public Co. Ltd., fgn. ...........       Thailand           307,400        313,005
Cheil Jedang Corp. .........................................     South Korea              319         11,993
Golden Resources Development International Ltd. ............      Hong Kong         5,699,000        290,482
*PT Indofoods Sukses Makmurr................................      Indonesia           424,000        263,931
Saha Pathanapibul Public Co. Ltd., fgn. ....................       Thailand            71,100         79,494
San Miguel Corp., B.........................................     Philippines          387,000        644,168
*Serm Suk Public Co. Ltd. ..................................       Thailand            15,700         42,630
                                                                                                 -----------
                                                                                                   1,651,935
                                                                                                 -----------
FOREST PRODUCTS & PAPER 1.5%
*Asia Pulp & Paper Co. Ltd., ADR............................      Indonesia            66,200        554,425
*PT Indah Kiat Pulp & Paper Corp. ..........................      Indonesia           176,000         49,706
                                                                                                 -----------
                                                                                                     604,131
                                                                                                 -----------
INSURANCE .4%
*Bangkok Insurance Public Co. Ltd. .........................       Thailand            55,000        157,394
                                                                                                 -----------
LEISURE & TOURISM 1.7%
Dusit Thani Public Company Ltd., fgn. ......................       Thailand           529,000        443,591
Genting Bhd. ...............................................       Malaysia            50,400        112,737
Hong Kong & Shanghai Hotels Ltd. ...........................      Hong Kong            23,000         17,659
Resorts World Bhd. .........................................       Malaysia            38,000         46,800
Shangri-La Asia Ltd. .......................................      Hong Kong            50,000         50,971
                                                                                                 -----------
                                                                                                     671,758
                                                                                                 -----------
MERCHANDISING 2.2%
Dairy Farm International Holdings Ltd. .....................      Hong Kong           270,000        313,200
Siam Makro Public Company Ltd., fgn. .......................       Thailand           342,000        591,774
                                                                                                 -----------
                                                                                                     904,974
                                                                                                 -----------
METALS & MINING 3.5%
Hindalco Industries Inc., GDR, Reg S........................        India               6,500         80,112
Natsteel Ltd. ..............................................      Singapore         1,223,000      1,280,665
PT Timah....................................................      Indonesia           101,000         67,527
                                                                                                 -----------
                                                                                                   1,428,304
                                                                                                 -----------
MISC MATERIALS & COMMODITIES
Golden Hope Plantations Bhd. ...............................       Malaysia             5,000          3,553
                                                                                                 -----------

 14

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
MULTI-INDUSTRY 10.7%
Ayala Corp. ................................................     Philippines        1,030,000    $   312,323
Beijing Datang Power Generation Co. Ltd., H.................        China             131,000         35,076
China Resources Enterprises Ltd. ...........................        China             829,000      1,208,806
Citic Pacific Ltd...........................................      Hong Kong           424,000        891,820
Hong Leong Industries Bhd. .................................       Malaysia           102,000         74,353
Jardine Matheson Holdings Ltd. .............................      Hong Kong           225,265        680,300
Jardine Strategic Holdings Ltd. ............................      Hong Kong           120,000        202,800
Larsen and Toubro Ltd., GDR, Reg S..........................        India              34,900        371,685
Perlis Plantations Bhd. ....................................       Malaysia           416,000        413,811
Saha Union Public Co. Ltd., fgn. ...........................       Thailand           340,000        128,976
*Sembcorp Industries Ltd. ..................................      Singapore             6,543          7,154
                                                                                                 -----------
                                                                                                   4,327,104
                                                                                                 -----------
REAL ESTATE 8.4%
*Belle Corp. ...............................................     Philippines       14,569,000        676,754
China Overseas Land & Investment Ltd. ......................      Hong Kong         2,361,000        231,544
City Developments Ltd. .....................................      Singapore           185,500        965,866
*Filinvest Development Corp. ...............................     Philippines          207,000         10,150
First Capital Corp. Ltd. ...................................      Singapore            40,000         38,878
Henderson China Holdings Limited............................      Hong Kong             8,000          2,968
Hong Kong Land Holdings Ltd. ...............................      Hong Kong           128,000        166,400
New World Development Co. Ltd. .............................      Hong Kong           357,890        704,276
*PT Jakarta International Hotel & Development...............      Indonesia           333,000          6,718
Sun Hung Kai Properties Ltd. ...............................      Hong Kong            82,814        619,805
United Industrial Corporation Ltd. .........................      Singapore             1,000            521
United Overseas Land Ltd. ..................................      Singapore             1,000            677
                                                                                                 -----------
                                                                                                   3,424,557
                                                                                                 -----------
RECREATION & OTHER CONSUMER GOODS .1%
Tanjong Plc. ...............................................       Malaysia            38,000         60,000
                                                                                                 -----------
TELECOMMUNICATIONS 3.4%
*Digital Telecommunications Philippines Inc. ...............     Philippines          300,000          7,897
Hong Kong Telecommunications Ltd. ..........................      Hong Kong             1,200          2,369
*Jasmine International Public Co. Ltd., fgn. ...............       Thailand           467,000         90,752
Philippine Long Distance Telephone Co., ADR.................     Philippines            9,600        248,400
PT Indosat..................................................      Indonesia           111,000        147,467
PT Telekomunikasi Indonesia (Persero), B....................      Indonesia         1,044,000        339,977
*Total Access Communication Public Co. Ltd. ................       Thailand           180,000        388,800
*United Communications Industries, fgn. ....................       Thailand           315,500        153,278
                                                                                                 -----------
                                                                                                   1,378,940
                                                                                                 -----------
TEXTILES & APPAREL .8%
Hua Thai Manufacturing Public Co. Ltd., fgn. ...............       Thailand           259,400        334,910
                                                                                                 -----------
TRANSPORTATION 4.0%
Guangshen Railway Co. Ltd., H...............................        China             126,000         14,633
Keppel Corp., Ltd. .........................................      Singapore           276,000        744,090
*Neptune Orient Lines Ltd. .................................      Singapore           939,000        320,515

                                                                              15

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
STATEMENT OF INVESTMENTS, MARCH 31, 1999 (CONT.)

                                                                   COUNTRY          SHARES          VALUE
------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
TRANSPORTATION (CONT.)
*Shanghai Dazhong Taxi Shareholding Co. Ltd., B.............        China              91,000    $    29,120
*Thai Airways International Public Co. Ltd., fgn. ..........       Thailand           326,600        499,920
                                                                                                 -----------
                                                                                                   1,608,278
                                                                                                 -----------
UTILITIES ELECTRICAL & GAS 2.8%
Korea Electric Power Corp. .................................     South Korea           47,370      1,142,748
Shandong Huaneng Power Development Co. Ltd., ADR............        China               2,400          9,000
                                                                                                 -----------
                                                                                                   1,151,748
                                                                                                 -----------
TOTAL COMMON STOCKS (COST $42,468,614)......................                                      33,418,691
                                                                                                 -----------
DIRECT EQUITY INVESTMENTS 15.8%
REAL ESTATE 9.0%
(R)+*Mayfair Hanoi, Ltd., 30% equity interest owned through
  HEA Holdings Ltd., a wholly owned investment acquired
  10/31/96..................................................       Vietnam                         3,645,336
                                                                                                 -----------
LEISURE & TOURISM 6.8%
(R)+*Indotel Ltd., acquired 11/22/96........................       Vietnam            900,000      2,770,002
                                                                                                 -----------
TOTAL DIRECT EQUITY INVESTMENTS (COST $14,702,155)..........                                       6,415,338
                                                                                                 -----------
                                                                                   PRINCIPAL
                                                                                   AMOUNT**
                                                                                   --------
SHORT TERM INVESTMENTS (COST $1,270,533) 3.1%
U.S. Treasury Bills, 4.27% to 4.44% with maturities to
  8/19/99...................................................    United States     $ 1,281,000      1,270,554
                                                                                                 -----------
TOTAL INVESTMENTS (COST $58,441,302) 101.2%.................                                      41,104,583
OTHER ASSETS, LESS LIABILITIES (1.2%).......................                                        (490,022)
                                                                                                 -----------
TOTAL NET ASSETS 100.0%.....................................                                     $40,614,561
                                                                                                 ===========

*Non income producing.
**Securities denominated in U.S. dollars.
+See note 6 regarding Holdings of 5% Voting Securities.
(R)See note 7 regarding restricted securities.
                       See Notes to Financial Statements.
 16

PAGE


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999

Assets:
 Investments in securities, at value (cost $58,441,302).....    $ 41,104,583
 Receivables:
  Investment securities sold................................          17,268
  Dividends and interest....................................          73,310
                                                                ------------
      Total assets..........................................      41,195,161
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................          30,833
  To affiliates.............................................          32,347
 Funds advanced by custodian................................          10,596
 Deferred tax liability (Note 1e)...........................         259,789
 Accrued expenses...........................................         247,035
                                                                ------------
      Total liabilities.....................................         580,600
                                                                ------------
Net assets, at value........................................    $ 40,614,561
                                                                ============
Net assets consist of:
 Net unrealized depreciation................................    $(17,596,508)
 Accumulated net realized loss..............................     (27,536,687)
 Capital shares.............................................      85,747,756
                                                                ------------
Net assets, at value........................................    $ 40,614,561
                                                                ============
Net asset value per share ($40,614,561 / 4,681,173 shares
  outstanding)..............................................           $8.68
                                                                ============

                       See Notes to Financial Statements.
                                                                              17

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999

Investment Income:
 (net of foreign taxes of $67,402)
 Dividends..................................................    $   425,927
 Interest...................................................        323,832
                                                                -----------
      Total investment income...............................                      $   749,759
                                                                                  -----------
Expenses:
 Management fees (Note 3)...................................        548,378
 Administrative fees (Note 3)...............................        134,838
 Transfer agent fees........................................          5,200
 Custodian fees.............................................         14,300
 Reports to shareholders....................................         97,700
 Registration and filing fees...............................         22,000
 Professional fees..........................................        328,700
 Directors' fees and expenses...............................          4,000
 Amortization of organization costs.........................          5,900
 Other......................................................         12,752
                                                                -----------
      Total expenses........................................                        1,173,768
      Expenses waived/paid by affiliate (Note 3)............                          (36,891)
                                                                                  -----------
            Net expenses....................................                        1,136,877
                                                                                  -----------
            Net investment loss.............................                         (387,118)
                                                                                  -----------
Realized and unrealized gains (losses):
 Net realized loss from:
  Investments...............................................     (7,125,563)
  Foreign currency transactions.............................       (103,456)
                                                                -----------
      Net realized loss.....................................                       (7,229,019)
 Net unrealized appreciation (depreciation) on:
  Investments...............................................      6,053,341
  Deferred taxes (Note 1e)..................................       (259,789)
                                                                -----------
      Net unrealized appreciation...........................                        5,793,552
                                                                                  -----------
Net realized and unrealized loss............................                       (1,435,467)
                                                                                  -----------
Net decrease in net assets resulting from operations........                      $(1,822,585)
                                                                                  ===========

                       See Notes to Financial Statements.
 18

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998

                                                                   1999               1998
                                                                ------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss)..............................    $  (387,118)      $    811,473
  Net realized loss from investments and foreign currency
    transactions............................................     (7,229,019)       (20,388,614)
  Net unrealized appreciation (depreciation) on investments
   and deferred taxes.......................................      5,793,552        (23,246,973)
                                                                ------------------------------
    Net decrease in net assets resulting from operations....     (1,822,585)       (42,824,114)
 Distributions to shareholders from:
  Net investment income.....................................             --         (1,021,093)
  Net realized gains........................................             --           (257,328)
  Tax return of capital.....................................             --           (131,834)
 Capital share transactions (Note 2)........................             --        (26,542,633)
                                                                ------------------------------
    Net decrease in net assets..............................     (1,822,585)       (70,777,002)
Net assets:
 Beginning of year..........................................     42,437,146        113,214,148
                                                                ------------------------------
 End of year................................................    $40,614,561       $ 42,437,146
                                                                ==============================
Undistributed net investment income included in net assets:
 End of year................................................    $        --       $         --
                                                                ==============================

                       See Notes to Financial Statements.
                                                                              19

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Vietnam and Southeast Asia Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund formerly sought long-term capital appreciation by investing in the equity and debt securities of Vietnam companies and Vietnam-related companies, as defined in the Fund's prospectus. On April 23, 1998, the shareholders voted to modify the Fund's investment policies to require, under normal market conditions, that at least 65% of the Fund's total assets to be invested in equity and debt securities of Region Company Issuers and to change the name of the Fund to Templeton Vietnam and Southeast Asia Fund, Inc. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of March 31, 1999 the Fund has investments with a value of approximately $2 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

 20

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)
c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. DEFERRED TAXES:

Deferred taxes are recorded for estimated tax liabilities inherent in the Fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

f. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL STOCK

On January 20, 1998, the Fund completed a tender offer of 3,377,430 shares of its common stock. The cost of the shares tendered and related offering expenses of $26,242,633 and $300,000, respectively, were charged to capital shares. During the year ended March 31, 1999, there were no share transactions.

At March 31, 1999, there were 100,000,000 shares authorized ($0.01 par value).

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also directors or officers of Templeton Asset Management Ltd. (TAML) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TAML of 1.5% per year of the average weekly net assets of the Fund. From its investment management fee, TAML pays a shareholder servicing agent fee to Paine Webber of 0.10%

                                                                              21

PAGE


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (CONT.)
per year of the average weekly net assets of the Fund. The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets.

Effective August 1, 1998, TAML agreed to reduce its investment management fee to an annual rate of 1.35% of the Fund's average weekly net assets, as reflected in the Statement of Operations. This fee waiver may be terminated at any time upon notice to the Fund's Board of Directors.

Three individuals have brought actions against the Fund's investment manager and certain of its affiliates, Fund officers and directors seeking to recover damages in connection with the Fund's tender offer and certain investments of the Fund. The Fund has been named as a nominal defendant in these actions; however, no damages are being sought against the Fund. The investment manager and its affiliates strongly believe that the claims made in these actions are without merit and intend to vigorously defend against these actions.

4. INCOME TAXES

At March 31, 1999, the net unrealized depreciation based on the cost of investments for income tax purposes of $65,129,834 was as follows:

Unrealized appreciation.....................................  $  4,851,492
Unrealized depreciation.....................................   (28,876,743)
                                                              ------------
Net unrealized depreciation.................................  $(24,025,251)
                                                              =============

At March 31, 1999 the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire in:

2006........................................................  $   501,487
2007........................................................   19,331,627
                                                              -----------
                                                              $19,833,114
                                                              ===========

Net realized capital losses differ for financial statement and tax purposes primarily due to differing tax treatments of wash sales, passive foreign investment companies, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

At March 31, 1999, the Fund has deferred capital and currency losses occurring subsequent to October 31, 1998 of $1,015,000. For tax purposes, such losses will be reflected in the year ending March 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended March 31, 1999 aggregated $17,827,362 and $6,399,813, respectively.

 22

PAGE


TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Notes to Financial Statements (continued)

6. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated persons" to include any person, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. As of March 31, 1999, the Fund had investments in "affiliated persons" valued at $6,415,338.

                               NUMBER OF                                 NUMBER OF                                       REALIZED
                              SHARES HELD      GROSS        GROSS       SHARES HELD        VALUE       DIVIDEND INCOME   CAPITAL
NAME OF ISSUER               MAR. 31, 1998   ADDITIONS    REDUCTIONS   MAR. 31, 1999   MAR. 31, 1999   4/1/98-3/31/99     GAINS
---------------------------------------------------------------------------------------------------------------------------------
Mayfair Hanoi Ltd., 30%
  equity interest owned
  through HEA Holdings
  Ltd. ....................          --              --          --             --      $3,645,336           --             --
Indotel Ltd. ..............     900,000              --          --        900,000       2,770,002           --             --
                                                                                       ------------------------------------------
TOTAL AFFILIATES...........                                                             $6,415,338           $--            $--
                                                                                       ==========================================

7. DIRECT INVESTMENTS IN VIETNAM VENTURES

The Fund may, to the extent consistent with its investment policies invest up to 65% of its total net assets in direct equity investments. These investments typically take the form of a business corporation contract, joint venture company established in Vietnam or a wholly owned foreign company established in Vietnam. Since these securities are not publicly traded, and may be restricted as to resale, they may be less liquid than securities traded in active markets. Direct investments in Vietnam ventures include certain risks not typically associated with investing in countries with developed securities markets, such as political, economic, and legal uncertainties. Readily available market quotations cannot be obtained for these securities. The fair value of these securities is estimated using methods approved by the Board. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material. The total value of direct equity investments was $6,415,338 (15.8% of net assets) at March 31, 1999.

                                                                              23

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
INDEPENDENT AUDITOR'S REPORT
To the Board of Directors and Shareholders
Templeton Vietnam and Southeast Asia Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Templeton Vietnam and Southeast Asia Fund, Inc. as of March 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Vietnam and Southeast Asia Fund, Inc. as of March 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                           /s/MCGLADREY & PULLEN, LLP

New York, New York
April 30, 1999

 24

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Annual Meeting of Shareholders, December 15, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on December 15, 1998. The purpose of the meeting was to elect five Directors of the Fund; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1999; and in their discretion, to authorize the proxyholders to vote upon such other matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, John Wm. Galbraith, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps.* Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1999. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of five (5) Directors:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2001:                          FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Harmon E. Burns.............................................  2,825,622        60.36%          121,226         2.59%
John Wm. Galbraith..........................................  2,847,764        60.83%           99,084         2.12%
Betty P. Krahmer............................................  2,847,494        60.83%           99,354         2.12%
Gordon S. Macklin...........................................  2,860,249        61.10%           86,599         1.85%
Fred R. Millsaps............................................  2,838,204        60.63%          108,644         2.32%

2. The ratification of the selection of McGladrey & Pullen, LLP, as independent auditors of the Fund for the fiscal year ending March 31, 1999:

               % OF                    % OF                    % OF                        % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING     BROKER      OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES       NON-VOTES      SHARES
---------------------------------------------------------------------------------------------------
 2,855,647    61.00%      35,426       0.76%      55,775       1.19%             --           --

*Harris J. Ashton, Nicholas F. Brady, Martin L. Flanagan, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday and Charles B. Johnson are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              25

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
(formerly known as Templeton Vietnam Opportunities Fund, Inc.)
Annual Meeting of Shareholders, April 23, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on April 23, 1998. The purpose of the meeting was to elect four Directors of the Fund; to approve or reject (i) an amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc."; to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending March 31, 1998; and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato and Edith E. Holiday.* Shareholders approved (i) the amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and (ii) the corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc." Shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending March 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of four (4) Directors:

                                                                                % OF                           % OF
                                                                             OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2000:                          FOR           SHARES         WITHHELD        SHARES
-----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton............................................  3,037,355        64.88%          146,810         3.14%
Nicholas F. Brady...........................................  3,032,090        64.77%          152,075         3.25%
S. Joseph Fortunato.........................................  3,036,286        64.86%          147,879         3.16%
Edith E. Holiday............................................  3,032,217        64.77%          151,948         3.25%

2. The approval or rejection of (i) an amendment to the Fund's investment policies to enable the Fund to invest more broadly in other countries located in Southeast Asia, while continuing to focus its investment program on Vietnam, and
(ii) a corresponding amendment to the Fund's Articles of Incorporation to change the Fund's name to "Templeton Vietnam and Southeast Asia Fund, Inc.":

               % OF                    % OF                    % OF                        % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING   BROKER NON-   OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES         VOTES        SHARES
---------------------------------------------------------------------------------------------------
2,441,921     52.17%      53,423       1.14%      72,588       1.55%        616,233       13.16%

3. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending March 31, 1998:

               % OF                    % OF                    % OF                        % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING   BROKER NON-   OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES         VOTES        SHARES
---------------------------------------------------------------------------------------------------
 3,045,018    65.05%      22,863       0.49%      116,282      2.48%           2           0.00%

*Harmon E. Burns, Martin L. Flanagan, John Wm. Galbraith, Andrew H. Hines, Jr., Charles B. Johnson, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
 26

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.
Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the Plan Agent) at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than the net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Vietnam and Southeast Asia Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

                                                                              27

PAGE

TEMPLETON VIETNAM AND SOUTHEAST ASIA FUND, INC.

TRANSFER AGENT

ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585

SHAREHOLDER INFORMATION

Shares of Templeton Vietnam and Southeast Asia Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TVF." Information about the net asset value and the market price is published each Monday in The Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-416-5585.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(R) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the Reports to Shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list, by writing Templeton Vietnam and Southeast Asia Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.
 28

PAGE

LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Fund Information at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Opportunities Trust
Templeton Global Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Global
 Currency Fund
Franklin Templeton Hard
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund(1)
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund(1)
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Bond Fund
Franklin Floating Rate Trust
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin Strategic Income Fund
Franklin U.S. Government
 Securities Fund
Franklin Federal Money Fund(2)
Franklin Money Fund(2)

TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund(2)

STATE-SPECIFIC
TAX-FREE INCOME
Alabama
Arizona(3)
California(3)
Colorado
Connecticut
Florida(3)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(4)
Michigan(4)
Minnesota(4)
Missouri
New Jersey
New York(3)
North Carolina
Ohio(4)
Oregon
Pennsylvania
Tennessee(5)
Texas
Virginia

VARIABLE ANNUITIES(6)
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)

1. These funds are now closed to new accounts, with the exception of retirement plan accounts.

2. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

3. Two or more fund options available: long-term portfolio; portfolio of insured securities; high yield portfolio (CA); intermediate-term and money market portfolios (CA and NY).

4. Portfolio of insured municipal securities.

5. The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

6. Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC. The Franklin Valuemark Funds are managed by Franklin Advisers, Inc. and its Templeton and Franklin affiliates.

                                                                           04/99

PAGE

[GRAPHIC OF BEN FRANKLIN (TM)]
FRANKIN(R) TEMPLETON (R)

Templeton Vietnam and Southeast Asia Fund, Inc.
100 Fountain Parkway, P.O. Box 33030
St. Petersburg, FL 33733-8030

ANNUAL REPORT

TEMPLETON VIETNAM
AND SOUTHEAST ASIA FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

AUDITORS
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

TRANSFER AGENT
ChaseMellon Shareholder Services, L.L.C.
85 Challenger Road
Overpeck Centre
Ridgefield Park, New Jersey 07660
1-800/416-5585

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

TLTVF A99 05/99                         [Recycle Logo] Printed on recycled paper